UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2010

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-51403 (Commission File Number)	26-2590455 (IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA (Address of Principal Executive Offices)	70094 (Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Blackwater Midstream Corp. (the “Company”) participated in the RedChip Small-Cap Equities Virtual Conference held on February 23, 2010.  Company management presented a PowerPoint presentation to the on-line attendees concerning the Company’s business model, current operations, future operational projections and current outlook.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.            Exhibit Description
10.1                 February 23, 2010 RedChip Small-Cap Equities Virtual Conference PowerPoint Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2010

BLACKWATER MIDSTREAM CORP. a Nevada corporation By: /s/ Donald St. Pierre Donald St. Pierre Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

10.1	February 23, 2010 RedChip Small-Cap Equities Virtual Conference PowerPoint Presentation